Exhibit 4 (b)








                                   May 12, 1994



Banta Corporation
225 Main Street
Menasha, Wisconsin 54952-8003


Gentlemen:

Reference is made to the agreement between George Banta Company, Inc. (now known as Banta Corporation and herein called the "Company") and The Prudential Insurance Company of America (herein called "Prudential"), dated December 9, 1986, as amended (herein called the "1986 Agreement"), pursuant to which the Company issued and sold and Prudential purchased the Company's 8.58% promissory note in the principal amount of $10,000,000, due November 15, 1996 (herein called the "1986 Note").

Further reference is made to the agreement between the Company and Prudential dated as of June 24, 1988 (herein called the "1988 Agreement" and together with the 1986 Agreement, the "Agreements"), pursuant to which the Company issued and sold and Prudential purchased the Company's 10.11% promissory note in the principal amount of $15,000,000, due July 1, 1999 (herein called the "1988 Note").

Pursuant to the request of the Company and the provisions of paragraph 11C of each of the Agreements, Prudential hereby consents that each of the Agreements shall be amended as follows subject to the satisfaction of the condition set forth below:

1. Paragraphs 5 and 6 of each of the Agreements shall be amended and restated in their entirety, as follows:

          5.   AFFIRMATIVE COVENANTS.

          5A. Financial Statements. The Company covenants that it will deliver to each Significant Holder in triplicate:

               (i)  as soon as practicable and in any event
          within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income and cash flows of the Company and its Subsidiaries for the period from the beginning of
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          the current fiscal year to the end of such
          quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

              (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the holder(s) of the Notes, and reported on by independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to scope of the audit and satisfactory in substance to the holder(s) of the Notes; provided, however, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii);

              (iii)  promptly upon transmission thereof,
          copies of all such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits), other than registration statements on Form S-8 or any successor form, and all reports which it files
          (exclusive of filings on Form 11-K or any successor form) with the Securities and Exchange
          Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

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               (iv)  promptly upon receipt thereof, a copy
          of each other report submitted to the Company or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the financial statements or records of the Company or any Subsidiary; and

               (v)  with reasonable promptness, such other
          financial data as such Significant Holder may reasonably request.

     Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each Significant Holder an Officer's Certificate (a) demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6C(1), 6C(2), 6C(3), 6C(4) and 6C(6), (b) setting forth the 60 consecutive day "clean down period" selected by the Company as contemplated by clause (ii) of the definition of "Funded Debt" appearing in paragraph 10B and (c) stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver to each Significant Holder a certificate of such accountants stating that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.
          The Company also covenants that forthwith upon any Responsible Officer obtaining knowledge of an Event of Default or Default, it will deliver to each Significant Holder an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

          5B.  Inspection of Property.  The Company
     covenants that it will permit any Person designated by any Significant Holder in writing, at such Significant Holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries, to
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     examine the corporate books and financial records of
     the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such Significant Holder may reasonably request.

          5C. Covenant to Secure Note Equally. The Company covenants that, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6C(1) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 11C), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured.

          5D.  Information Required by Rule 144A.  The
     Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5D, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

          5E. Compliance With Environmental Laws.  The
     Company will, and will cause each of its Subsidiaries to, comply in a timely fashion with, or operate pursuant to valid waivers of the provisions of, all Environmental Laws, except where noncompliance would not adversely affect the business, condition (financial or other) or operations of the Company and its Subsidiaries taken as a whole.

          5F.  Maintenance of Insurance.  The Company
     covenants that it and each of its Subsidiaries will maintain insurance in such amounts and against such casualties, liabilities, risks, contingencies and hazards as is customarily maintained by other similarly
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     situated companies operating similar businesses and,
     upon request of a Significant Holder, together with each delivery of financial statements under clause (ii) of paragraph 5A it will deliver an Officers' Certificate specifying the details of such insurance in effect.

          6.   NEGATIVE COVENANTS.

          6A. Current Ratio Requirement. The Company covenants that it will not permit the ratio of consolidated current assets to consolidated current liabilities at any time to be less than l.5 to 1.0.

          6B.  [Intentionally left blank.]

          6C.  Lien, Debt and Other Restrictions.  The
     Company covenants that it will not and will not permit any Subsidiary to:

          6C(1). Liens. Create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Note in accordance with the provisions of paragraph
     5C), except

               (i) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings,

              (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business,

             (iii)  Liens on property or assets of a
          Subsidiary to secure obligations of such Subsidiary to the Company or another Subsidiary,

              (iv) Liens securing Debt and existing on any property of any corporation at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise, whether or not expressly assumed by the Company or such
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          Subsidiary, provided that (a) such Lien shall not
          have been created, incurred or assumed in contemplation of such purchase, merger, consolidation or other event, (b) each such Lien shall be confined solely to the item(s) of property so acquired, (c) the Debt secured by such Lien shall not be renewed, extended or refunded and (d) the aggregate amount of Debt secured by all such Liens at no time exceeds 25% of Consolidated Tangible Net Worth, and

               (v) other Liens securing Debt, provided that the aggregate amount of Debt secured by all such Liens shall at no time exceed 10% of Consolidated
          Tangible Net Worth,

     provided that Priority Debt shall at no time exceed the lesser of (1) 25% of Consolidated Tangible Net Worth and (2) 10% of Consolidated Tangible Net Worth plus
     Debt described in clause (iv), above;

          6C(2). Debt. Create, incur, assume or suffer to exist any Debt, except

               (i)  Debt represented by the Notes,

              (ii) Debt of any Subsidiary to the Company or another Subsidiary, and

             (iii)  additional Debt of the Company (other
          than to a Subsidiary) and of Subsidiaries,

     provided that (a) Consolidated Funded Debt shall at no time exceed an amount equal to 50% of Tangible
     Capitalization and (b) Priority Debt shall at no time exceed the lesser of (1) 25% of Consolidated Tangible
     Net Worth and (2) 10% of Consolidated Tangible Net
     Worth plus Debt described in clause (iv) of paragraph
     6C(1);

          6C(3). Loans, Advances and Investments. Make or permit to remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except:

               (i)  make or permit to remain outstanding
          loans or advances to any Subsidiary,
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              (ii)  own, purchase or acquire stock
          obligations or securities of a Subsidiary or of a Person which immediately after such purchase or acquisition will be a Subsidiary,

             (iii)  acquire and own stock, obligations or
          securities received in settlement of debts
          (created in the ordinary course of business) owing to the Company or any Subsidiary,

              (iv)  own, purchase or acquire (a) direct
          obligations of, or obligations guaranteed by, the United States of America, (b) banker's acceptances, certificates of deposit and repurchase agreements with respect to same, in each case due within one year from the date of purchase issued by a commercial bank located and incorporated in the United States or Canada with capital and surplus of at least $100 million (U.S.) and (c) commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation and maturing not more than one year from the date of purchase thereof,

               (v)  own, purchase or acquire other
          obligations maturing not more than 90 days from the date of purchase thereof rated "AAA" by Standard and Poor's Corporation or "Aaa" by
          Moody's Investors Service, Inc.,

              (vi)  make or permit to remain outstanding
          travel and other like advances to officers and employees of the Company or a Subsidiary in the ordinary course of business, and

             (vii)  make other loans, advances and
          investments not to exceed 5% of Consolidated
          Tangible Net Worth at any time;

          6C(4). Sale of Stock and Debt of Subsidiaries. Sell or otherwise dispose of, or part with control of, any shares of stock or Debt of any Subsidiary, except to the Company or another Subsidiary, and except that all shares of stock and Debt of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Debt so sold; provided that (a) such sale or other disposition is treated as a Transfer of assets of such
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May 12, 1994
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     Subsidiary and is permitted by paragraph 6C(6) and (b)
     at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Debt of any other Subsidiary (unless all of the shares of stock and Debt of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4));

          6C(5). Merger and Consolidation. Merge or consolidate with or into any other Person, except that:

               (i)  any Subsidiary may merge or consolidate
          with or into the Company, provided that the Company is the continuing or surviving corporation,

              (ii)  any Subsidiary may merge or consolidate
          with or into another Subsidiary provided that no Default or Event of Default exists or would exist immediately after giving effect thereto, and

             (iii)  the Company may merge or consolidate
          with any other corporation, provided that (a) the Company shall be the continuing or surviving corporation, and (b) no Default or Event of Default exists or would exist immediately after giving effect thereto;

          6C(6). Transfer of Assets. Transfer any of its assets except that:

               (i)  any Subsidiary may Transfer assets to
          the Company,

              (ii)  the Company or any Subsidiary may sell
          inventory in the ordinary course of business, and

             (iii)  the Company or any Subsidiary may
          otherwise Transfer assets, provided that after giving effect thereto (a) the Three Year Percentage of Assets Transferred pursuant to this clause (iii) and paragraph 6C(4) shall not exceed 10% and (b) the Three Year Percentage of Earnings Capacity Transferred pursuant to this clause (iii) and paragraph 6C(4) shall not exceed 10%;

          6C(7). Sale or Discount of Receivables. Sell with recourse, pledge, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable;

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          6C(8).  Related Party Transactions.  Directly or
     indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise any Related Party; provided that the foregoing shall not prohibit any transaction in the ordinary course of business on terms no less favorable to the Company or a Subsidiary than if no such relationship existed; or

          6C(9). Margin Securities. Permit the aggregate market value of all "margin securities", as defined in paragraph 8I, owned by the Company and its Subsidiaries at any time to be greater than 25% of the value of the consolidated assets of the Company and its Subsidiaries, as determined by any reasonable method.

2.   Paragraph 10 of each of the Agreements shall be amended by
     (i) adding thereto the following defined terms and (ii) deleting any defined term presently appearing therein if a new definition therefor is provided below:

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such first Person (excluding, in the case of the Company, any (i) Subsidiary and (ii) any officer or director of the Company or a Subsidiary, solely in his or her capacity as such). A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Authorized Officer" shall mean (i) in the case of the Company, its chief executive officer, its chief financial officer, its treasurer, any vice president of the Company designated as an "Authorized Officer" of the Company in the Information Schedule attached hereto or any vice president of the Company designated as an "Authorized Officer" of the Company for the purpose of this Agreement in an Officer's Certificate executed by the Company's chief executive officer or chief financial officer and delivered to Prudential, and (ii) in the case of Prudential, any officer of Prudential designated as its "Authorized Officer" in the Information Schedule or any officer of Prudential designated as its "Authorized Officer" for the purpose of this Agreement in a certificate executed by one of
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May 12, 1994
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     its Authorized Officers.  Any action taken under this
     Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom Prudential in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company, and any action taken under this Agreement on behalf of Prudential by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Prudential, and whom the Company in good faith believes to be an Authorized Officer of Prudential at the time of such action shall be binding on Prudential even though such individual shall have ceased to be an Authorized Officer of Prudential.

          "Consolidated Assets" shall mean, as of any time of determination thereof, the total assets of the Company and Subsidiaries determined on a consolidated basis.

          "Consolidated Funded Debt" shall mean, as of any time of determination thereof, the Funded Debt of the Company and Subsidiaries determined on a consolidated basis.

          "Consolidated Net Earnings" shall mean, for any period, the consolidated gross revenues of the Company and its Subsidiaries less all operating and non-operating expenses of the Company and its Subsidiaries including all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains resulting from the write-up of assets, any amounts attributable to minority interests, any equity of the Company or any Subsidiary in the unremitted earnings of any corporation which is not a Subsidiary, any earnings of any Person acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to acquisition, undistributed earnings of any Subsidiary to the extent such Subsidiary is not at the time permitted to make or pay dividends, repay intercompany indebtedness or otherwise transfer property or assets to the Company, or any deferred
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     credit representing the excess of equity in any
     Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary.

          "Consolidated Tangible Net Worth" shall mean, as of any time of any determination thereof, the excess of
     (i) the sum of (a) the par value (or value stated on the books of the Company) of the outstanding capital stock of all classes of the Company, plus (or minus in the case of a surplus deficit) (b) the amount of the consolidated surplus, whether capital or earned, of the Company and its Subsidiaries, over (ii) the sum of treasury stock, minority interests, any other contra-equity accounts, unamortized debt discount and expense, goodwill, trademarks, trade names, patents, deferred charges and other intangible assets and any write-up of the value of any assets after January 1, 1994.

          "Current Debt" shall mean, with respect to any Person, all Indebtedness of such Person for borrowed money which by its terms or by the terms of any instrument or agreement relating thereto matures on demand or within one year from the date of the creation thereof and is not directly or indirectly renewable or extendible at the option of the debtor to a date more than one year from the date of the creation thereof, provided that Indebtedness for borrowed money outstanding under a revolving credit or similar agreement which obligates the lender or lenders to extend credit over a period of more than one year shall constitute Funded Debt and not Current Debt, even though such Indebtedness by its terms matures on demand or within one year from the date of the creation thereof.

          "Debt" shall mean Funded Debt and Current Debt.

          "Environmental Laws" shall mean all federal,
     state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including without limitation ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or
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     demand letters issued, entered, promulgated or approved
     thereunder.

          "Exchange Act" shall mean the Securities Exchange
     Act of 1934, as amended.

          "Funded Debt" shall mean (i) with respect to any Person, all Indebtedness of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, more than one year from, or is directly or indirectly renewable or extendible at the option of the debtor to a date more than one year (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year) from, the date of the creation thereof and (ii) Current Debt of the Company and Subsidiaries if during the most recently completed period of four consecutive fiscal quarters the aggregate principal balance of all such Current Debt has not been reduced to zero for a period of sixty consecutive days selected by the Company as a clean down period, in an amount equal to the maximum amount hereof outstanding at any time during such clean down period.

          "Guarantee" shall mean, with respect to any
     Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or service, regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or
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     discharged, or that any agreements relating thereto
     will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

          "Indebtedness" shall mean, with respect to any Person, without duplication, (i) all items (excluding items of contingency reserves or of reserves for deferred income taxes) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date on which Indebtedness is to be determined,
     (ii) all indebtedness secured by any Lien on any property or asset owned or held by such Person subject thereto, whether or not the indebtedness secured thereby shall have been assumed, and (iii) all indebtedness of others with respect to which such Person has become liable by way of Guarantee.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

          "Officer's Certificate" shall mean a certificate signed in the name of the Company by an Authorized
     Officer of the Company.

          "Percentage of Assets Transferred" shall mean, with respect to each asset Transferred pursuant to paragraph 6C(6), the ratio (expressed as a percentage) of (i) the value of such asset (determined as the higher of net book value or market value of such asset on the date of such Transfer) to (ii) Consolidated
     Assets (determined as of the last day of the fiscal quarter immediately preceding the date of such Transfer).

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Banta Corporation
May 12, 1994
Page 14



     "Percentage of Earnings Capacity Transferred" shall mean, with respect to each asset Transferred pursuant to paragraph 6C(6), the ratio (expressed as a percentage) of (i) the net earnings produced by, or attributable to, such asset during the four fiscal quarter period most recently ended prior to the effective date of such Transfer to (ii) Consolidated
     Net Earnings for such four fiscal quarter period.

          "Priority Debt" shall mean, as of any time of determination thereof, (i) Debt of any Subsidiary, other than Debt owed to the Company or another
     Subsidiary and (ii) Debt of the Company secured by any Lien.

          "Related Party" shall mean (i) any Person owning 5% or more of the Company's or (with the exception of the Company) any Subsidiary's Voting Stock, (ii) any Affiliate of the Company, and (iii) all persons to whom Persons described in clause (i) or (ii) are related by blood, adoption or marriage.

          "Responsible Officer" shall mean the chief executive officer, chief operating officer, treasurer, chief financial officer or chief accounting officer of the Company, general counsel of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Significant Holder" shall mean any holder of at least 5% of the aggregate principal amount of the Notes from time to time outstanding.

          "Subsidiary" shall mean any corporation of which greater than 50% of the stock of every class of which, except directors' qualifying shares, shall, at the time of which any determination is being made, be owned by the Company directly or through Subsidiaries.

          "Tangible Capitalization" shall mean, as of any time of determination thereof, the sum of Consolidated
     Tangible Net Worth and Consolidated Funded Debt.

          "Three Year Percentage of Assets Transferred" shall mean, with respect to any twelve consecutive fiscal quarter period, the sum of the Percentages of Assets Transferred for each asset of the Company and
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Banta Corporation
May 12, 1994
Page 15



     its Subsidiaries that is Transferred during such period.

          "Three Year Percentage of Earnings Capacity
     Transferred" shall mean, with respect to any twelve consecutive fiscal quarter period, the sum of the Percentages of Earnings Transferred for each asset of the Company and its Subsidiaries that is Transferred during such period.

          "Transfer" shall mean, with respect to any item, the sale, exchange, conveyance, lease, transfer or other disposition of such item.

          "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Each of the Agreements is further amended by adding thereto a new paragraph 10A as follows:

          "10A.  Accounting Principles, Terms and
     Determinations. All references in this Agreement to "generally accepted accounting principles" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered pursuant to clause (ii) of paragraph 5A."

The effectiveness of the foregoing amendments is subject to the closing of the purchase and sale of the Series A Notes of the Company pursuant to the Note Purchase and Private Shelf Agreement between the Company and Prudential dated of even date herewith.

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Banta Corporation
May 12, 1994
Page 16



If you are in agreement with the foregoing, please sign the enclosed counterpart of this letter and return it to the undersigned at the following address: Two Prudential Plaza, Suite
5600, Chicago, Illinois 60601, Attention: James F. Evert, whereupon this letter shall become a binding agreement between the Company and Prudential.


                              Sincerely,

                              THE PRUDENTIAL INSURANCE COMPANY
                                OF AMERICA



                              By: ____________________________
                                  Vice President


Accepted and Agreed:

BANTA CORPORATION




By: ________________________
Title: _____________________